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Exhibit 10.1


                                 PROMISSORY NOTE


$12,500                                 March 24, 2003
                                        Bryn Mawr, Pennsylvania


         For value received, TriMedia Entertainment Group, Inc., a Delaware corporation with an address of 101 Charles Drive, Bryn Mawr, Pennsylvania 19010 ("Maker"), promises to pay to the order of 1025 Investments, Inc., a corporation with an address at The GSB Building, One Belmont Avenue, Suite 417, Bala Cynwyd, Pennsylvania 19004 ("Payee"), the principal sum of Twelve Thousand Five Hundred Dollars ($12,500) in lawful money of the United States of America, together with interest on the outstanding principal balance of this Promissory Note (this "Note") at a rate of ten percent (10%) per annum.

         The principal balance and any accrued and unpaid interest thereon shall be payable on demand.

         Upon satisfaction of Maker's obligations under this Note by payment of all sums owed hereunder, Payee shall mark this Note "Paid In Full" and promptly return it to Maker.

         The unpaid balance of this Note may be prepaid in whole or in part at any time without penalty.

         Maker hereby agrees to pay costs of suit and all other expenses, including reasonable attorneys' fees, incurred by Payee in enforcing payment of and recovering amounts owed hereunder.

         MAKER HEREBY EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE UNITED STATES OR ELSEWHERE, UPON DEFAULT HEREUNDER, TO APPEAR FOR MAKER AND, WITH OR WITHOUT ONE OR MORE DECLARATIONS FILED, CONFESS A JUDGMENT OR JUDGMENTS AGAINST MAKER IN FAVOR OF PAYEE AS OF ANY TERM FOR ALL SUMS DUE OR TO BECOME DUE BY MAKER TO PAYEE UNDER THIS NOTE WITH COSTS OF SUIT AND WITH THE GREATER OF FIVE PERCENT (5%) OF SUCH SUMS OR $500 ADDED AS A REASONABLE ATTORNEY'S FEE, AND FOR DOING SO THIS NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. SUCH AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR.

         Maker hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, as well as all benefit that might accrue to Maker by virtue of any present or future laws exempting any property, or any part of the proceeds arising from any sale of such property, from attachment, levy or sale under execution or providing for any stay of execution, exemption from civil process or extension of time for payment.

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         Payee shall not by any act of omission or  commission be deemed to have waived any of its rights or remedies hereunder unless such waiver be in writing and signed by Payee, and then only to the extent specifically set forth therein; a waiver on one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.

         Maker hereby waives presentment for payment, notice of demand, notice of nonpayment or dishonor, protest, notice of protest, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of payment of this Note.

         Any notice to be given hereunder shall be given by certified mail and addressed to Maker or Payee at their respective addresses provided on the first page of this Note or at such other address as may have been designated by notice given in the same manner as provided herein.

         The invalidity or unenforceability of any provision of this Note shall not affect the validity or enforceability of any other provision.

         The words "Payee" and "Maker" shall include the heirs, executors, administrators, successors and assigns of Payee and Maker. The obligations of Maker hereunder, if more than one person or entity is included in the definition of "Maker" on the first page hereof, shall be joint and several.

         This Note shall be governed by and construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, Maker has duly executed this Note as of the day and year first above written.


                                         TriMedia Entertainment Group, Inc.


                                         By:  /S/  CHRISTOPHER SCHWARTZ
                                              --------------------------------
                                              Name:    Christopher Schwartz
                                              Title:   President


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